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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Prospectus Summary," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Experts" and to the use of our report dated March 1, 2002, in Amendment No. 1 to the Registration Statement (Form SB-2, File No. 333-87278) and related Prospectus of MigraTEC, Inc. filed May 15, 2002.



                                               /s/ ERNST & YOUNG  LLP
                                               ----------------------
                                               Ernst & Young LLP



Dallas, Texas
May 10, 2002